                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference of our reports dated February 10, 1998, with respect to the (a) consolidated financial statements, schedule and supplementary information of Time Warner Inc. ('Time Warner') and (b) consolidated financial statements and schedule of Time Warner Entertainment Company, L.P. ('TWE') included in this Annual Report on Form 10-K for the year ended December 31, 1997, in each of the following:

          1. Registration Statement No. 333-11471 on Form S-4 for Time Warner Inc. (formerly named TW Inc.);

          2. Post-Effective Amendment No. 1 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;

          3. Post-Effective Amendment No. 2 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;

          4. Post-Effective Amendment No. 3 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;

          5. Post-Effective Amendment No. 4 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;

          6. Post-Effective Amendment No. 5 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 of Time Warner Inc.;

          7. Registration Statement on Form S-8 and Post-Effective Amendment No. 1 (Registration No. 333-14053) of Time Warner Inc.;

          8. Registration Statement No. 333-14611 on Form S-3 of Time Warner
             Inc.;

          9. Registration Statement No. 333-27265 on Form S-8 of Time Warner
             Inc.;

         10. Registration Statement No. 333-39647 on Form S-3 of Time Warner
             Inc.;

         11. Registration Statement No. 333-44255 on Form S-3 of Time Warner Inc. (and Registration No. 333-44255-01 of Turner Broadcasting System, Inc. and Registration No. 333-44255-02 of Time Warner Companies, Inc.);

         12. Registration Statement No. 333-37827 on Form S-3 of Time Warner Inc. (and Registration No. 333-37827-01 of Time Warner Companies, Inc.) (prospectus also relates and constitutes a post-effective amendment to Registration No. 333-32813);

         13. Registration Statement No. 33-61497 on Form S-8 of Time Warner Companies, Inc.; and

         14. Registration Statement No. 333-45703 on Form S-4 of Time Warner Companies, Inc. (and Registration No. 333-45703-01 of Turner Broadcasting System, Inc. and Registration No. 333-45703-02 of Time Warner Inc.).



ERNST & YOUNG LLP
New York, New York
March 23, 1998